Exhibit 10.1

FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED
CREDIT AND TERM LOAN AGREEMENT
FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT
AND TERM LOAN AGREEMENT, dated as of July 10, 2026 (this “Amendment”), among AREIT OPERATING PARTNERSHIP LP (f/k/a Black Creek Diversified Property Operating Partnership LP), a Delaware limited partnership (the “Company”), the Guarantors party hereto, the Lenders party hereto, and BANK OF AMERICA, N.A. (“Bank of America”), as Administrative Agent. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Amended Credit Agreement (as defined below).
WHEREAS, the Company, the Designated Borrowers from time to time party thereto, the Administrative Agent, and the Lenders and L/C Issuers from time to time party thereto are parties to that certain Fourth Amended and Restated Credit and Term Loan Agreement, dated as of June18, 2025 (as heretofore amended, the “Credit Agreement”); and
WHEREAS, the Company, the Lenders party hereto and the Administrative Agent desire to amend certain provisions of the Credit Agreement subject to the terms and conditions of this Amendment.
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
SECTION 1. Amendments.
1.1Definition of Alternative Currency. Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of Alternative Currency in its entirety as follows:
“Alternative Currency” means each of the following currencies: Euro, Sterling, Japanese Yen and Canadian dollars, together with each other currency (other than Dollars) that is approved in accordance with Section 1.09; provided that for each Alternative Currency, such requested currency is an Eligible Currency.
1.2Definition of Alternative Currency Term Rate. Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of Alternative Currency Tem Rate in its entirety as follows:
“Alternative Currency Term Rate” means, for any Interest Period, with respect to any Credit Extension:
(a)denominated in Euros, the rate per annum equal to the Euro Interbank Offered Rate (“EURIBOR”), as published on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time in its reasonable discretion) on the day that is two TARGET Days preceding the first day of such Interest Period with a term equivalent to such Interest Period;

(b)denominated in Canadian dollars, the rate per annum equal to the forward-looking term rate based on CORRA as published on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time in its reasonable discretion) (the “Term CORRA Rate”) on the Rate Determination Date with a term equivalent to such Interest Period plus the Term CORRA Adjustment for such Interest Period;
(c)denominated in Japanese Yen, the rate per annum equal to the Tokyo Interbank Offered Rate (“TIBOR”), as published on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time in its reasonable discretion) on the Rate Determination Date with a term equivalent to such Interest Period; and
(d)denominated in any other Alternative Currency (to the extent such Credit Extension denominated in such currency will bear interest at a term rate), the term rate per annum as designated with respect to such Alternative Currency at the time such Alternative Currency is approved by the Administrative Agent and the relevant Lenders or L/C Issuers, as applicable, in each case pursuant to Section 1.09 plus the adjustment (if any) determined by the Administrative Agent and the relevant Lenders or L/C Issuers, as applicable, in each case pursuant to Section 1.09;
provided, that, if any Alternative Currency Term Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement and the other Loan Documents.
1.3Definition of Business Day. Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of Business Day in its entirety as follows:
“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, the state where the Administrative Agent’s Office is located; provided that:
(a)if such day relates to any interest rate settings as to an Alternative Currency Loan denominated in Euro, any fundings, disbursements, settlements and payments in Euro in respect of any such Alternative Currency Loan, or any other dealings in Euro to be carried out pursuant to this Agreement in respect of any such Alternative Currency Loan, means a Business Day that is also a TARGET Day;
(b)if such day relates to any interest rate settings as to an Alternative Currency Loan denominated in Sterling, means a day other than a day banks are closed for general business in London because such day is a Saturday, Sunday or a legal holiday under the laws of the United Kingdom;
(c)if such day relates to any interest rate settings as to an Alternative Currency Loan denominated in Japanese Yen, means a day other than when banks are closed for general business in Japan;

(d)if such day relates to any interest rate settings as to an Alternative Currency Loan denominated in a currency other than Euro, Sterling or Japanese Yen, means any such day on which dealings in deposits in the relevant currency are conducted by and between banks in the applicable offshore interbank market for such currency; and
(e)if such day relates to any fundings, disbursements, settlements and payments in a currency other than Euro in respect of an Alternative Currency Loan denominated in a currency other than Euro, or any other dealings in any currency other than Euro to be carried out pursuant to this Agreement in respect of any such Alternative Currency Loan (other than any interest rate settings), means any such day on which banks are open for foreign exchange business in the principal financial center of the country of such currency.
1.4Definition of Relevant Rate. Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of Relevant Rate in its entirety as follows:
“Relevant Rate” means with respect to any Credit Extension denominated in (a) Dollars, SOFR and Term SOFR, (b) Sterling, SONIA, (c) Euros, EURIBOR, (d) Canadian dollars, the Term CORRA Rate and (e), Japanese Yen, TIBOR, as applicable.
1.5Definition of TIBOR. Section 1.01 of the Credit Agreement is hereby amended by adding the following definition of TIBOR in alphabetical order:
“TIBOR” has the meaning set forth in the definition of Alternative Currency Term
Rate.
1.6Schedule 2.10. Schedule 2.10 of the Credit Agreement is hereby amended by amending and restating it with the Schedule set forth in Annex I to this Amendment.
SECTION 2. Conditions of Effectiveness. This Amendment shall be effective as of the first date on which all of the following conditions precedent are satisfied (such date being referred to herein as the “First Amendment Effective Date”):
2.1    Administrative Agent’s receipt of counterparts of this Amendment duly executed and delivered by each of the Loan Parties, the Administrative Agent, each Multicurrency Tranche Lender, each L/C Issuer and Lenders constituting Required Lenders, which shall be originals or pdf copies or other electronic format (followed promptly by originals) unless otherwise specified, in each case, subject to the provisions of Section 9 hereof; and
2. 2     On the First Amendment Effective Date, both before and after giving effect to this Amendment, (a) the representations and warranties contained in Article V of the Credit Agreement and the other Loan Documents are true and correct in all material respects (or, in the case of the representations and warranties in Section 5.20 of the Credit Agreement or any representation and warranty that is qualified by materiality, in all respects), except to the extent that such representations and warranties specifically refer to an earlier date or period, in which case they were true and correct in all material respects (or, in the case of Sections 5.14(b) and 5.20 of the Credit Agreement or any representation and warranty that is qualified by materiality, in all respects) as of such earlier date or for the respective period, as applicable, and except that for purposes of this Amendment, the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement, and (b) no Default exists or would result from the consummation of this Amendment.
SECTION 3. Representations and Warranties of Loan Parties. In order to induce the Lenders and the Administrative Agent to enter into this Amendment, each of the Loan Parties represents and warrants (which representations and warranties shall survive the execution and delivery hereof) to the Administrative Agent and the Lenders that:
(a)it has all requisite power and authority to execute and deliver this Amendment and to perform its obligations under this Amendment and the Credit Agreement as amended by this Amendment (the “Amended Credit Agreement”);
(b)the execution and delivery by each Loan Party of this Amendment and the performance of this Amendment and the Amended Credit Agreement by each Loan Party party thereto have been duly authorized by all necessary corporate or other organizational action;
(c)no approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution or delivery of this Amendment or the performance of its obligations under this Amendment or the Amended Credit Agreement;
(d)this Amendment has been duly executed and delivered on its behalf by a duly authorized officer, and this Amendment and the Amended Credit Agreement each constitutes a legal, valid and binding obligation of such Loan Party enforceable against each Loan Party that is party thereto in accordance with its terms;
(e)no Default or Event of Default exists or would result from the consummation of the transactions contemplated by this Amendment or the Amended Credit Agreement; and
(f)neither the execution and delivery of this Amendment nor the performance of this Amendment and the Amended Credit Agreement will (i) conflict with or result in any breach or contravention of, or the creation of (or any requirement to create) any Lien under, or require any payment to be made under (x) any Contractual Obligation to which any Loan Party or any of its Subsidiaries is a party or affecting any Loan Party, any of its Subsidiaries or the properties of any Loan Party or any of its Subsidiaries or (y) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which any Loan Party or any of its Subsidiaries or their respective property is subject, the conflict or breach of which under the foregoing clauses (x) and/or (y) would reasonably be expected to have a Material Adverse Effect or (ii) violate any Law.
SECTION 4. Affirmation of Guarantors. Each Guarantor hereby approves and consents to this Amendment and the transactions contemplated by this Amendment. Each Guarantor agrees and affirms that its guarantee of the Obligations (i) continues to be in full force and effect and is hereby ratified and confirmed in all respects and shall apply to the Amended

Credit Agreement and all of the other Loan Documents, as such are amended, restated, supplemented or otherwise modified from time to time in accordance with their terms and (ii) extends to all obligations of the Loan Parties under the Loan Documents.
SECTION 5. Costs and Expenses. The Company acknowledges and agrees that its payment obligations set forth in Section 10.04 of the Credit Agreement include the reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Amendment and any other documentation contemplated hereby (whether or not this Amendment becomes effective or the transactions contemplated hereby are consummated and whether or not a Default or Event of Default has occurred or is continuing), including, but not limited to, the reasonable fees, charges and disbursements of Arnold & Porter Kaye Scholer LLP, counsel to the Administrative Agent.
SECTION 6. Ratification.
(a)Except as herein agreed, the Credit Agreement and the other Loan Documents remain in full force and effect and are hereby ratified and affirmed by the Loan Parties. Each of the Loan Parties hereby (i) confirms and agrees that the Company has no defense, counterclaim or offset of any kind whatsoever with respect to the Obligations, and (ii) affirms and admits the validity and enforceability of the Amended Credit Agreement and the other Loan Documents.

(b)This Amendment shall be limited precisely as written and, except as expressly provided herein, shall not be deemed (i) to be a consent granted pursuant to, or a waiver, modification or forbearance of, any term or condition of the Credit Agreement or any of the instruments or agreements referred to therein or a waiver of any Default or Event of Default under the Credit Agreement, whether or not known to the Administrative Agent or any of the Lenders, or (ii) to prejudice any right or remedy which the Administrative Agent or any of the Lenders may now have or have in the future against any Person under or in connection with the Credit Agreement, any of the instruments or agreements referred to therein or any of the transactions contemplated thereby.

SECTION 7. Modifications. Neither this Amendment, nor any provision hereof, may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the parties hereto.
SECTION 8. References. The Loan Parties acknowledge and agree that this Amendment constitutes a Loan Document. Each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in each other Loan Document (and the other documents and instruments delivered pursuant to or in connection therewith) to the “Credit Agreement”, “thereunder”, “thereof” or words of like import, shall mean and be a reference to the Credit Agreement as modified hereby and as the Credit Agreement may in the future be amended, restated, supplemented or modified from time to time.

SECTION 9. Counterparts; Execution. Section 10.17 of the Credit Agreement is incorporated herein, mutatis mutandis, as if a part hereof.

SECTION 10. Successors and Assigns. The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
SECTION 11. Severability. If any provision of this Amendment is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
SECTION 12. Governing Law. THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 AND SECTION 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).
SECTION 13. Headings. Section headings in this Amendment are included for convenience of reference only and shall not affect the interpretation of this Amendment.
SECTION 14. Entire Agreement. THIS AMENDMENT REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.
[Signatures Pages Immediately Follow]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed and delivered by their respective authorized officers as of the date first above written.

BORROWER
AREIT OPERATING PARTNERSHIP LP, a Delaware
limited partnership

By:    Ares Real Estate Income Trust Inc., a Maryland corporation, its general partner

By: /s/ Jonathan Hiller
Name: Jonathan Hiller
Title: Principal

ARES REAL ESTATE INCOME TRUST INC.,
a Maryland Corporation

By: /s/ Jonathan Hiller
Name: Jonathan Hiller
Title: Principal

[Signature Page to First Amendment to Fourth Amended and Restated AREIT Credit Agreement]

LENDERS:
BANK OF AMERICA, N.A., as a Lender and L/C Issuer

By: /s/ Stephanie Whitman
Name: Stephanie Whitman
Title: Senior Vice President

[Signature Page to First Amendment to Fourth Amended and Restated AREIT Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender and L/C Issuer

By: /s/ Craig V. Koshkarian
Name: Craig V. Koshkarian
Title: Executive Director

[Signature Page to First Amendment to Fourth Amended and Restated AREIT Credit Agreement]

JPMORGAN CHASE BANK, N.A., as a Lender and L/C Issuer

By: /s/ David Glenn
Name: David Glenn
Title: Authorized Signatory

[Signature Page to First Amendment to fourth Amended and Restated AREIT Credit Agreement]

CAPITAL ONE, NATIONAL ASSOCIATION, as a
Lender and L/C Issuer

By: /s/ Jessica W. Phillips
Name: Jessica W. Phillips
Title: Authorized Signatory

[Signature Page to First Amendment to fourth Amended and Restated AREIT Credit Agreement]

REGIONS BANK, as a Lender

By: /s/ Walter E. Rivadeneira
Name: Walter E. Rivadeneira
Title: Senior Vice President

[Signature Page to First Amendment to fourth Amended and Restated AREIT Credit Agreement]

TRUIST BANK, as a Lender

By: /s/ Richard de la Vega
Name: Richard de la Vega
Title: Director

[Signature Page to First Amendment to fourth Amended and Restated AREIT Credit Agreement]

THE HUNTINGTON NATIONAL BANK, as a Lender

By: /s/ Victoria Diaz
Name: Victoria Diaz
Title: Assistant Vice President

[Signature Page to First Amendment to fourth Amended and Restated AREIT Credit Agreement]

M&T BANK, as a Lender

By: /s/ Jeffrey Prather
Name: Jeffrey Prather
Title: Senior Vice President

[Signature Page to First Amendment to Fourth Amended and Restated AREIT Credit Agreement]

U.S BANK NATIONAL ASSOCIATION, as a Lender

By: /s/ Travis Myers
Name: Travis Myers
Title: Senior Vice President

[Signature Page to First Amendment to Fourth Amended and Restated AREIT Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ Brian Kelly
Name: Brian Kelly
Title: SVP

[Signature Page to First Amendment to Fourth Amended and Restated AREIT Credit Agreement]

GOLDMAN SACHS BANK USA, as a Lender

By: /s/ Elizabeth Tosin
Name: Elizabeth Tosin
Title: Authorized Signatory

[Signature Page to First Amendment to Fourth Amended and Restated AREIT Credit Agreement]

BARCLAYS BANK PLC, as a Lender

By: /s/ Joseph Tauro
Name: Joseph Tauro
Title: Assistant Vice President

[Signature Page to First Amendment to Fourth Amended and Restated AREIT Credit Agreement]

MORGAN STANLEY BANK, N.A., as a Lender

By: /s/ Gretell Merlo
Name: Gretell Merlo
Title: Authorized Signatory

[Signature Page to First Amendment to Fourth Amended and Restated AREIT Credit Agreement]

ASSOCIATED BANK, NATIONAL ASSOCIATION,
as a Lender

By: /s/ Mitchell Vega
Name: Mitchell Vega
Title: Senior Vice President

[Signature Page to First Amendment to Fourth Amended and Restated AREIT Credit Agreement]

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Administrative Agent

By: /s/ Melanie Brichant
Name: Melanie Brichant
Title: AVP

[Signature Page to First Amendment to Fourth Amended and Restated AREIT Credit Agreement]

Each of the Guarantors hereby acknowledges and agrees to the terms and conditions of the foregoing First Amendment to Fourth Amended and Restated Credit Agreement, including, without limitation, the representations and warranties made by such Guarantor in Section 3 thereof and the affirmations made by such Guarantor under Section 4 thereof.

DPF MASHPEE LLC,
a Delaware limited liability company

By:    AREIT Real Estate Holdco LLC,
a Delaware limited liability company, its Sole
Member
By:    AREIT Operating Partnership LP,
a Delaware limited partnership, its Sole Member

By:    Ares Real Estate Income Trust Inc.,
a Maryland corporation, its General Partner

By: /s/ Jonathan Hiller
Name: Jonathan Hiller
Title: Principal

AREIT DALLAS MAPLE DISTRICT LLC,
a Delaware limited liability company

By:    AREIT Real Estate Holdco LLC,
a Delaware limited liability company, its Sole
Member
By:    AREIT Operating Partnership LP,
a Delaware limited partnership, its Sole Member

By:    Ares Real Estate Income Trust Inc.,
a Maryland corporation, its General Partner

By: /s/ Jonathan Hiller
Name: Jonathan Hiller
Title: Principal

[Signature Page to First Amendment to Fourth Amended and Restated AREIT Credit Agreement]

AREIT YALE VILLAGE LLC,
a Delaware limited liability company

By:    AREIT Real Estate Holdco LLC,
a Delaware limited liability company, its Sole
Member
By:    AREIT Operating Partnership LP,
a Delaware limited partnership, its Sole Member

By:    Ares Real Estate Income Trust Inc.,
a Maryland corporation, its General Partner

By: /s/ Jonathan Hiller
Name: Jonathan Hiller
Title: Principal

BCDPF AIR TECH DC II LLC,
a Delaware limited liability company

By:    AREIT Real Estate Holdco LLC,
a Delaware limited liability company, its Sole
Member
By:    AREIT Operating Partnership LP,
a Delaware limited partnership, its Sole Member

By:    Ares Real Estate Income Trust Inc.,
a Maryland corporation, its General Partner

By: /s/ Jonathan Hiller
Name: Jonathan Hiller
Title: Principal

[Signature Page to First Amendment to Fourth Amended and Restated AREIT Credit Agreement]

ADREX DIVERSIFIED 11 MASTER TENANT LLC,
a Delaware limited liability company

By:    ADREX Master Tenant LLC,
a Delaware limited liability company, its Sole
Member
By:    AREIT Real Estate Holdco LLC,
a Delaware limited liability company, its Sole
Member
By:    AREIT Operating Partnership LP,
a Delaware limited partnership, its Sole Member

By:    Ares Real Estate Income Trust Inc.,
a Maryland corporation, its General Partner

By: /s/ Jonathan Hiller
Name: Jonathan Hiller
Title: Principal

BCDPF SPRINGDALE LLC,
a Delaware limited liability company

By:    AREIT Exchange REIT LLC,
a Delaware limited liability company, its Sole
Member
By:    AREIT Real Estate Holdco LLC,
a Delaware limited liability company, its Sole
Member
By:    AREIT Operating Partnership LP,
a Delaware limited partnership, its Sole Member

By:    Ares Real Estate Income Trust Inc.,
a Maryland corporation, its General Partner

By: /s/ Jonathan Hiller
Name: Jonathan Hiller
Title: Principal

[Signature Page to First Amendment to Fourth Amended and Restated AREIT Credit Agreement]

BCDPF VILLAGE AT LEE BRANCH LLC,
a Delaware limited liability company

By:    AREIT Real Estate Holdco LLC,
a Delaware limited liability company, its Sole
Member
By:    AREIT Operating Partnership LP,
a Delaware limited partnership, its Sole Member

By:    Ares Real Estate Income Trust Inc.,
a Maryland corporation, its General Partner

By: /s/ Jonathan Hiller
Name: Jonathan Hiller
Title: Principal

DPF SANDWICH LLC,
a Delaware limited liability company

By:    AREIT Real Estate Holdco LLC,
a Delaware limited liability company, its Sole
Member
By:    AREIT Operating Partnership LP,
a Delaware limited partnership, its Sole Member

By:    Ares Real Estate Income Trust Inc.,
a Maryland corporation, its General Partner

By: /s/ Jonathan Hiller
Name: Jonathan Hiller
Title: Principal

[Signature Page to First Amendment to Fourth Amended and Restated AREIT Credit Agreement]

TRT 1300 CONNECTICUT AVENUE OWNER LLC,
a Delaware limited liability company

By:    AREIT Real Estate Holdco LLC,
a Delaware limited liability company, its Sole
Member

By:    AREIT Operating Partnership LP,
a Delaware limited partnership, its Sole Member
By:    Ares Real Estate Income Trust Inc.,
a Maryland corporation, its General Partner

By: /s/ Jonathan Hiller
Name: Jonathan Hiller
Title: Principal

TRT FLYING CLOUD DRIVE LLC,
a Delaware limited liability company

By:    AREIT Real Estate Holdco LLC,
a Delaware limited liability company, its Sole
Member

By:    AREIT Operating Partnership LP,
a Delaware limited partnership, its Sole Member
By:    Ares Real Estate Income Trust Inc.,
a Maryland corporation, its General Partner

By: /s/ Jonathan Hiller
Name: Jonathan Hiller
Title: Principal

[Signature Page to First Amendment to Fourth Amended and Restated AREIT Credit Agreement]

TRT HYANNIS LLC,
a Delaware limited liability company

By:    AREIT Real Estate Holdco LLC,
a Delaware limited liability company, its Sole
Member
By:    AREIT Operating Partnership LP,
a Delaware limited partnership, its Sole Member

By:    Ares Real Estate Income Trust Inc.,
a Maryland corporation, its General Partner

By: /s/ Jonathan Hiller
Name: Jonathan Hiller
Title: Principal

TRT MERIDEN LLC,
a Delaware limited liability company

By:    AREIT Real Estate Holdco LLC,
a Delaware limited liability company, its Sole
Member
By:    AREIT Operating Partnership LP,
a Delaware limited partnership, its Sole Member

By:    Ares Real Estate Income Trust Inc.,
a Maryland corporation, its General Partner

By: /s/ Jonathan Hiller
Name: Jonathan Hiller
Title: Principal

[Signature Page to First Amendment to Fourth Amended and Restated AREIT Credit Agreement]

TRT SAUGUS LLC,
a Delaware limited liability company

By:    AREIT Real Estate Holdco LLC,
a Delaware limited liability company, its Sole
Member
By:    AREIT Operating Partnership LP,
a Delaware limited partnership, its Sole Member

By:    Ares Real Estate Income Trust Inc.,
a Maryland corporation, its General Partner

By: /s/ Jonathan Hiller
Name: Jonathan Hiller
Title: Principal

TRT WAREHAM LLC,
a Delaware limited liability company

By:    AREIT Real Estate Holdco LLC,
a Delaware limited liability company, its Sole
Member
By:    AREIT Operating Partnership LP,
a Delaware limited partnership, its Sole Member

By:    Ares Real Estate Income Trust Inc.,
a Maryland corporation, its General Partner

By: /s/ Jonathan Hiller
Name: Jonathan Hiller
Title: Principal

[Signature Page to First Amendment to Fourth Amended and Restated AREIT Credit Agreement]

TRT WHITMAN 475 BEDFORD LLC,
a Delaware limited liability company

By:    AREIT Real Estate Holdco LLC,
a Delaware limited liability company, its Sole
Member
By:    AREIT Operating Partnership LP,
a Delaware limited partnership, its Sole Member

By:    Ares Real Estate Income Trust Inc.,
a Maryland corporation, its General Partner

By: /s/ Jonathan Hiller
Name: Jonathan Hiller
Title: Principal

DPF BEAVER CREEK LP,
a Delaware limited partnership

By:    DPF Beaver Creek GP LLC,
a Delaware limited liability company, its General Partner
By:    AREIT Real Estate Holdco LLC,
a Delaware limited liability company, its Sole
Member
By:    AREIT Operating Partnership LP,
a Delaware limited partnership, its Sole Member

By:    Ares Real Estate Income Trust Inc.,
a Maryland corporation, its General Partner

By: /s/ Jonathan Hiller
Name: Jonathan Hiller
Title: Principal

[Signature Page to First Amendment to Fourth Amended and Restated AREIT Credit Agreement]

AREIT 107 MORGAN LANE LLC,
a Delaware limited liability company

By:    AREIT Real Estate Holdco LLC,
a Delaware limited liability company, its Sole
Member
By:    AREIT Operating Partnership LP,
a Delaware limited partnership, its Sole Member

By:    Ares Real Estate Income Trust Inc.,
a Maryland corporation, its General Partner

By: /s/ Jonathan Hiller
Name: Jonathan Hiller
Title: Principal

TRT 270 CENTER OWNER LLC,
a Delaware limited liability company

By:    TRT 270 Center Holdings LLC,
a Delaware limited liability company, its Sole
Member
By:    AREIT Real Estate Holdco LLC,
a Delaware limited liability company, its Sole
Member
By:    AREIT Operating Partnership LP,
a Delaware limited partnership, its Sole Member

By:    Ares Real Estate Income Trust Inc.,
a Maryland corporation, its General Partner

By: /s/ Jonathan Hiller
Name: Jonathan Hiller
Title: Principal

[Signature Page to First Amendment to Fourth Amended and Restated AREIT Credit Agreement]

AREIT SUNILAND LLC,
a Delaware limited liability company

By:    AREIT Real Estate Holdco LLC,
a Delaware limited liability company, its Sole
Member
By:    AREIT Operating Partnership LP,
a Delaware limited partnership, its Sole Member

By:    Ares Real Estate Income Trust Inc.,
a Maryland corporation, its General Partner

By: /s/ Jonathan Hiller
Name: Jonathan Hiller
Title: Principal

AREIT SALT POND LLC,
a Delaware limited liability company

By:    AREIT Exchange REIT LLC,
a Delaware limited liability company, its Sole
Member
By:    AREIT Real Estate Holdco LLC,
a Delaware limited liability company, its Sole
Member

By:    AREIT Operating Partnership LP,
a Delaware limited partnership, its Sole Member

By:    Ares Real Estate Income Trust Inc.,
a Maryland corporation, its General Partner

By: /s/ Jonathan Hiller
Name: Jonathan Hiller
Title: Principal

[Signature Page to First Amendment to Fourth Amended and Restated AREIT Credit Agreement]

AREIT ATLANTIC AVE PARENT MEMBER LLC,
a Delaware limited liability company

By:    AREIT Real Estate Holdco LLC,
a Delaware limited liability company, its Sole
Member
By:    AREIT Operating Partnership LP,
a Delaware limited partnership, its Sole Member

By:    Ares Real Estate Income Trust Inc.,
a Maryland corporation, its General Partner

By: /s/ Jonathan Hiller
Name: Jonathan Hiller
Title: Principal

AREIT CITY VIEW LLC,
a Delaware limited liability company

By:    AREIT Real Estate Holdco LLC,
a Delaware limited liability company, its Sole
Member
By:    AREIT Operating Partnership LP,
a Delaware limited partnership, its Sole Member

By:    Ares Real Estate Income Trust Inc.,
a Maryland corporation, its General Partner

By: /s/ Jonathan Hiller
Name: Jonathan Hiller
Title: Principal

[Signature Page to First Amendment to Fourth Amended and Restated AREIT Credit Agreement]

TRT LENDING LLC,
a Delaware limited liability company

By:    DCTRT Securities Holdco LLC,
a Delaware limited liability company, its Sole
Member
By:    AREIT Operating Partnership LP,
a Delaware limited partnership, its Sole Member

By:    Ares Real Estate Income Trust Inc.,
a Maryland corporation, its General Partner

By: /s/ Jonathan Hiller
Name: Jonathan Hiller
Title: Principal

ADREX 1031 LENDER DIVERSIFIED 5 LLC,
a Delaware limited liability company

By:    ADREX 1031 Lender LLC,
a Delaware limited liability company, its Sole
Member
By:    DPF Cherry Creek LLC,
a Delaware limited liability company, its Sole
Member
By:    AREIT Real Estate Holdco LLC,
a Delaware limited liability company, its Sole
Member
By:    AREIT Operating Partnership LP,
a Delaware limited partnership, its Sole Member

By:    Ares Real Estate Income Trust Inc.,
a Maryland corporation, its General Partner

By: /s/ Jonathan Hiller
Name: Jonathan Hiller
Title: Principal

[Signature Page to First Amendment to Fourth Amended and Restated AREIT Credit Agreement]

ADREX 1031 LENDER DIVERSIFIED 6 LLC,
a Delaware limited liability company

By:    ADREX 1031 Lender LLC,
a Delaware limited liability company, its Sole
Member
By:    DPF Cherry Creek LLC,
a Delaware limited liability company, its Sole
Member
By:    AREIT Real Estate Holdco LLC,
a Delaware limited liability company, its Sole
Member
By:    AREIT Operating Partnership LP,
a Delaware limited partnership, its Sole Member

By:    Ares Real Estate Income Trust Inc.,
a Maryland corporation, its General Partner

By: /s/ Jonathan Hiller
Name: Jonathan Hiller
Title: Principal

AREIT GREENWOOD BUSINESS CENTER LLC,
a Delaware limited liability company

By:    AREIT Real Estate Holdco LLC,
a Delaware limited liability company, its Sole
Member
By:    AREIT Operating Partnership LP,
a Delaware limited partnership, its Sole Member

By:    Ares Real Estate Income Trust Inc.,
a Maryland corporation, its General Partner

By: /s/ Jonathan Hiller
Name: Jonathan Hiller
Title: Principal

[Signature Page to First Amendment to Fourth Amended and Restated AREIT Credit Agreement]

AREIT SKYLINE DRIVE LLC,
a Delaware limited liability company

By:    AREIT Real Estate Holdco LLC,
a Delaware limited partnership, its Sole
Member
By:    AREIT Operating Partnership LP,
a Delaware limited partnership, its Sole Member

By:    Ares Real Estate Income Trust Inc.,
a Maryland corporation, its General Partner

By: /s/ Jonathan Hiller
Name: Jonathan Hiller
Title: Principal

AREIT PARK OAKS LLC,
a Delaware limited liability company

By:    AREIT Real Estate Holdco LLC,
a Delaware limited liability company, its Sole
Member
By:    AREIT Operating Partnership LP,
a Delaware limited partnership, its Sole Member

By:    Ares Real Estate Income Trust Inc.,
a Maryland corporation, its General Partner

By: /s/ Jonathan Hiller
Name: Jonathan Hiller
Title: Principal

[Signature Page to First Amendment to Fourth Amended and Restated AREIT Credit Agreement]

AREIT CHANCELLOR DRIVE LLC,
a Delaware limited liability company

By:    AREIT Real Estate Holdco LLC,
a Delaware limited liability company, its Sole
Member

By:    AREIT Operating Partnership LP,
a Delaware limited partnership, its Sole Member

By:    Ares Real Estate Income Trust Inc.,
a Maryland corporation, its General Partner

By: /s/ Jonathan Hiller
Name: Jonathan Hiller
Title: Principal

AREIT BELTWAY COMMERCE LLC,
a Delaware limited liability company

By:    AREIT Real Estate Holdco LLC,
a Delaware limited liability company, its Sole
Member
By:    AREIT Operating Partnership LP,
a Delaware limited partnership, its Sole Member

By:    Ares Real Estate Income Trust Inc.,
a Maryland corporation, its General Partner

By: /s/ Jonathan Hiller
Name: Jonathan Hiller
Title: Principal

[Signature Page to First Amendment to Fourth Amended and Restated AREIT Credit Agreement]

AREIT ELKTON CC LLC,
a Delaware limited liability company

By:    AREIT Real Estate Holdco LLC,
a Delaware limited liability company, its Sole
Member
By:    AREIT Operating Partnership LP,
a Delaware limited partnership, its Sole Member

By:    Ares Real Estate Income Trust Inc.,
a Maryland corporation, its General Partner

By: /s/ Jonathan Hiller
Name: Jonathan Hiller
Title: Principal

ADREX DIVERSIFIED 10 MASTER TENANT LLC,
a Delaware limited liability company

By:    ADREX Master Tenant LLC,
a Delaware limited liability company, its Sole
Member
By:    AREIT Real Estate Holdco LLC,
a Delaware limited liability company, its Sole
Member
By:    AREIT Operating Partnership LP,
a Delaware limited partnership, its Sole Member

By:    Ares Real Estate Income Trust Inc.,
a Maryland corporation, its General Partner

By: /s/ Jonathan Hiller
Name: Jonathan Hiller
Title: Principal

[Signature Page to First Amendment to Fourth Amended and Restated AREIT Credit Agreement]

AREIT FORT WORTH IC LLC,
a Delaware limited liability company

By:    AREIT Real Estate Holdco LLC,
a Delaware limited liability company, its Sole
Member
By:    AREIT Operating Partnership LP,
a Delaware limited partnership, its Sole Member

By:    Ares Real Estate Income Trust Inc.,
a Maryland corporation, its General Partner

By: /s/ Jonathan Hiller
Name: Jonathan Hiller
Title: Principal

AREIT HARBORSIDE LLC,
a Delaware limited liability company

By:    TRT Harborside LLC,
a Delaware limited liability company, its Sole
Member
By:    AREIT Real Estate Holdco LLC,
a Delaware limited liability company, its Sole
Member
By:    AREIT Operating Partnership LP,
a Delaware limited partnership, its Sole Member

By:    Ares Real Estate Income Trust Inc.,
a Maryland corporation, its General Partner

By: /s/ Jonathan Hiller
Name: Jonathan Hiller
Title: Principal

[Signature Page to First Amendment to Fourth Amended and Restated AREIT Credit Agreement]

AREIT SKYE 750 LLC,
a Delaware limited liability company

By:    AREIT Real Estate Holdco LLC,
a Delaware limited liability company, its Sole
Member
By:    AREIT Operating Partnership LP,
a Delaware limited partnership, its Sole Member

By:    Ares Real Estate Income Trust Inc.,
a Maryland corporation, its General Partner

By: /s/ Jonathan Hiller
Name: Jonathan Hiller
Title: Principal

AREIT 350 CARTER ROAD LLC,
a Delaware limited liability company

By:    AREIT Real Estate Holdco LLC,
a Delaware limited liability company, its Sole
Member
By:    AREIT Operating Partnership LP,
a Delaware limited partnership, its Sole Member

By:    Ares Real Estate Income Trust Inc.,
a Maryland corporation, its General Partner

By: /s/ Jonathan Hiller
Name: Jonathan Hiller
Title: Principal

[Signature Page to First Amendment to Fourth Amended and Restated AREIT Credit Agreement]

AREIT DALLAS CITYLINE LLC,
a Delaware limited liability company

By:    AREIT Real Estate Holdco LLC,
a Delaware limited liability company, its Sole
Member
By:    AREIT Operating Partnership LP,
a Delaware limited partnership, its Sole Member

By:    Ares Real Estate Income Trust Inc.,
a Maryland corporation, its General Partner

By: /s/ Jonathan Hiller
Name: Jonathan Hiller
Title: Principal

AREIT DALLAS WYCLIFF LLC,
a Delaware limited liability company

By:    AREIT Real Estate Holdco LLC,
a Delaware limited liability company, its Sole
Member
By:    AREIT Operating Partnership LP,
a Delaware limited partnership, its Sole Member

By:    Ares Real Estate Income Trust Inc.,
a Maryland corporation, its General Partner

By: /s/ Jonathan Hiller
Name: Jonathan Hiller
Title: Principal

[Signature Page to First Amendment to Fourth Amended and Restated AREIT Credit Agreement]

ADREX 1031 LENDER DIVERSIFIED 7 LLC,
a Delaware limited liability company

By:    ADREX 1031 Lender LLC,
a Delaware limited liability company, its Sole
Member
By:    DPF Cherry Creek LLC,
a Delaware limited liability company, its Sole
Member
By:    AREIT Real Estate Holdco LLC,
a Delaware limited liability company, its Sole
Member
By:    AREIT Operating Partnership LP,
a Delaware limited partnership, its Sole Member

By:    Ares Real Estate Income Trust Inc.,
a Maryland corporation, its General Partner

By: /s/ Jonathan Hiller
Name: Jonathan Hiller
Title: Principal

[Signature Page to First Amendment to Fourth Amended and Restated AREIT Credit Agreement]

ADREX 1031 LENDER DIVERSIFIED 8 LLC,
a Delaware limited liability company

By:    ADREX 1031 Lender LLC,
a Delaware limited liability company, its Sole
Member
By:    DPF Cherry Creek LLC,
a Delaware limited liability company, its Sole
Member
By:    AREIT Real Estate Holdco LLC,
a Delaware limited liability company, its Sole
Member
By:    AREIT Operating Partnership LP,
a Delaware limited partnership, its Sole Member

By:    Ares Real Estate Income Trust Inc.,
a Maryland corporation, its General Partner

By: /s/ Jonathan Hiller
Name: Jonathan Hiller
Title: Principal

[Signature Page to First Amendment to Fourth Amended and Restated AREIT Credit Agreement]

ADREX 1031 LENDER DIVERSIFIED 9 LLC,
a Delaware limited liability company

By:    ADREX 1031 Lender LLC,
a Delaware limited liability company, its Sole
Member
By:    DPF Cherry Creek LLC,
a Delaware limited liability company, its Sole
Member
By:    AREIT Real Estate Holdco LLC,
a Delaware limited liability company, its Sole
Member
By:    AREIT Operating Partnership LP,
a Delaware limited partnership, its Sole Member

By:    Ares Real Estate Income Trust Inc.,
a Maryland corporation, its General Partner

By: /s/ Jonathan Hiller
Name: Jonathan Hiller
Title: Principal

[Signature Page to First Amendment to Fourth Amended and Restated AREIT Credit Agreement]

ADREX 1031 LENDER DIVERSIFIED 10 LLC,
a Delaware limited liability company

By:    ADREX 1031 Lender LLC,
a Delaware limited liability company, its Sole
Member
By:    DPF Cherry Creek LLC,
a Delaware limited liability company, its Sole
Member
By:    AREIT Real Estate Holdco LLC,
a Delaware limited liability company, its Sole
Member
By:    AREIT Operating Partnership LP,
a Delaware limited partnership, its Sole Member

By:    Ares Real Estate Income Trust Inc.,
a Maryland corporation, its General Partner

By: /s/ Jonathan Hiller
Name: Jonathan Hiller
Title: Principal

[Signature Page to First Amendment to Fourth Amended and Restated AREIT Credit Agreement]

ADREX 1031 LENDER DIVERSIFIED 11 LLC,
a Delaware limited liability company

By:    ADREX 1031 Lender LLC,
a Delaware limited liability company, its Sole
Member
By:    DPF Cherry Creek LLC,
a Delaware limited liability company, its Sole
Member
By:    AREIT Real Estate Holdco LLC,
a Delaware limited liability company, its Sole
Member
By:    AREIT Operating Partnership LP,
a Delaware limited partnership, its Sole Member

By:    Ares Real Estate Income Trust Inc.,
a Maryland corporation, its General Partner

By: /s/ Jonathan Hiller
Name: Jonathan Hiller
Title: Principal

AREIT PEMBROKE PINES LLC,
a Delaware limited liability company

By:    AREIT Real Estate Holdco LLC,
a Delaware limited liability company, its Sole
Member
By:    AREIT Operating Partnership LP,
a Delaware limited partnership, its Sole Member

By:    Ares Real Estate Income Trust Inc.,
a Maryland corporation, its General Partner

By: /s/ Jonathan Hiller
Name: Jonathan Hiller
Title: Principal

[Signature Page to First Amendment to Fourth Amended and Restated AREIT Credit Agreement]

AREIT SLC LOGISTICS CENTER LLC,
a Delaware limited liability company

By:    AREIT Real Estate Holdco LLC,
a Delaware limited liability company, its Sole
Member

By:    AREIT Operating Partnership LP,
a Delaware limited partnership, its Sole Member

By:    Ares Real Estate Income Trust Inc.,
a Maryland corporation, its General Partner

By: /s/ Jonathan Hiller
Name: Jonathan Hiller
Title: Principal

AREIT DALLAS DC I LLC,
a Delaware limited liability company

By:    BCD TRS Corp.,
a Delaware corporation, its Sole Member

By:    AREIT Operating Partnership LP,
a Delaware limited partnership, its Sole Shareholder

By:    Ares Real Estate Income Trust Inc.,
a Maryland corporation, its General Partner

By: /s/ Jonathan Hiller
Name: Jonathan Hiller
Title: Principal

[Signature Page to First Amendment to Fourth Amended and Restated AREIT Credit Agreement]

AREIT DALLAS DC II LLC,
a Delaware limited liability company

By:    BCD TRS Corp.,
a Delaware corporation, its Sole Member

By:    AREIT Operating Partnership LP,
a Delaware limited partnership, its Sole Shareholder

By:    Ares Real Estate Income Trust Inc.,
a Maryland corporation, its General Partner

By: /s/ Jonathan Hiller
Name: Jonathan Hiller
Title: Principal

AREIT DALLAS DC III LLC,
a Delaware limited liability company

By:    BCD TRS Corp.,
a Delaware corporation, its Sole Member

By:    AREIT Operating Partnership LP,
a Delaware limited partnership, its Sole Shareholder

By:    Ares Real Estate Income Trust Inc.,
a Maryland corporation, its General Partner

By: /s/ Jonathan Hiller
Name: Jonathan Hiller
Title: Principal

[Signature Page to First Amendment to Fourth Amended and Restated AREIT Credit Agreement]

AREIT CLEVELAND SELF-STORAGE LEASE MANAGEMENT LLC,
a Delaware liability company

By:    AREIT Real Estate Holdco LLC,
a Delaware limited liability company, its Sole
Member
By:    AREIT Operating Partnership LP,
a Delaware limited partnership, its Sole Member

By:    Ares Real Estate Income Trust Inc.,
a Maryland corporation, its General Partner

By: /s/ Jonathan Hiller
Name: Jonathan Hiller
Title: Principal

AREIT CHESTER LLC,
a Delaware limited liability company

By:    AREIT Real Estate Holdco LLC,
a Delaware limited liability company, its Sole
Member
By:    AREIT Operating Partnership LP,
a Delaware limited partnership, its Sole Member

By:    Ares Real Estate Income Trust Inc.,
a Maryland corporation, its General Partner

By: /s/ Jonathan Hiller
Name: Jonathan Hiller
Title: Principal

[Signature Page to First Amendment to Fourth Amended and Restated AREIT Credit Agreement]

AREIT SHENANDOAH SQUARE LLC,
a Delaware limited liability company

By:    AREIT Real Estate Holdco LLC,
a Delaware limited liability company, its Sole
Member
By:    AREIT Operating Partnership LP,
a Delaware limited partnership, its Sole Member

By:    Ares Real Estate Income Trust Inc.,
a Maryland corporation, its General Partner

By: /s/ Jonathan Hiller
Name: Jonathan Hiller
Title: Principal

AREIT SAN VANCE LLC,
a Delaware limited liability company

By:    AREIT Real Estate Holdco LLC,
a Delaware limited liability company, its Sole
Member
By:    AREIT Operating Partnership LP,
a Delaware limited partnership, its Sole Member

By:    Ares Real Estate Income Trust Inc.,
a Maryland corporation, its General Partner

By: /s/ Jonathan Hiller
Name: Jonathan Hiller
Title: Principal

[Signature Page to First Amendment to Fourth Amended and Restated AREIT Credit Agreement]

ANNEX I

FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

SCHEDULE 2.10

DAY BASIS FOR ALTERNATIVE CURRENCIES

Alternative Currency	Benchmark Rule	Day Basis*
British Pound Sterling (GBP)	SONIA	365
Canadian Dollar (CAD)	Term CORRA Rate	365
Euro (EUR)	Euribor	360
Japanese Yen (JPY)	TIBOR	365

*Use of a 360-day year results in more fees or interest, as applicable, being paid than if computed on a 365-day year.